Stone Harbor Emerging Markets Debt Fund		Statement of Investments
		February 29, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 67.53%
Angola - 3.02%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	20,123,231	$21,649,814	(1)
	USD	6M US L + 4.50%	12/07/23	1,504,000	1,487,080	(1)
	USD	9.38%	05/08/48	1,650,000	1,687,125	(2)
	USD	9.38%	05/08/48	1,615,000	1,651,338	(3)
	USD	9.13%	11/26/49	8,743,000	8,721,142	(2)
					35,196,499

Argentina - 2.50%
Republic of Argentina:
	USD	6.88%	04/22/21	1,644,000	824,569
	USD	7.50%	04/22/26	738,000	326,680
	EUR	5.00%	01/15/27	470,000	204,948
	USD	6.88%	01/26/27	4,519,000	1,949,525
	USD	5.88%	01/11/28	1,033,000	424,983
	EUR	5.25%	01/15/28	540,000	235,006
	USD	6.63%	07/06/28	2,310,000	996,909
	EUR	7.82%	12/31/33	42,588,714	24,160,482
					29,123,102

Bahrain - 0.33%
Kingdom of Bahrain:
	USD	7.00%	01/26/26	1,000,000	1,157,813	(2)
	USD	7.50%	09/20/47	1,811,000	2,123,680	(2)
	USD	7.50%	09/20/47	500,000	586,328	(3)
					3,867,821

Belarus - 0.46%
Republic of Belarus:
	USD	6.88%	02/28/23	755,000	811,625	(2)
	USD	7.63%	06/29/27	2,805,000	3,224,873	(3)
	USD	6.20%	02/28/30	1,203,000	1,293,413	(3)
					5,329,911

Benin - 0.53%
Republic of Benin	EUR	5.75%	03/26/26	5,526,000	6,176,670	(2)

Brazil - 2.28%
Fed Republic of Brazil:
	USD	6.00%	04/07/26	7,506,000	8,967,324
	USD	4.50%	05/30/29	4,802,000	5,253,688
	USD	4.75%	01/14/50	5,069,000	5,380,269
State of Minas Gerais:
	USD	5.33%	02/15/28	1,480,800	1,619,162	(2)
	USD	5.33%	02/15/28	4,902,400	5,360,468	(3)
					26,580,911

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Cameroon - 0.17%
Republic of Cameroon:
	USD	9.50%	11/19/25	403,000	$453,501	(2)
	USD	9.50%	11/19/25	1,354,000	1,523,673	(3)
					1,977,174

Chile - 0.32%
Republic of Chile	USD	3.50%	01/25/50	3,345,000	3,687,340

Colombia - 2.83%
Republic of Colombia:
	USD	8.13%	05/21/24	3,515,000	4,345,968
	USD	4.50%	01/28/26	2,817,000	3,116,306
	USD	3.88%	04/25/27	2,231,000	2,409,132
	USD	4.50%	03/15/29	5,419,000	6,132,784
	USD	5.63%	02/26/44	2,617,000	3,384,926
	USD	5.00%	06/15/45	9,720,000	11,783,981
	USD	5.20%	05/15/49	1,426,000	1,801,662
					32,974,759

Costa Rica - 0.36%
Costa Rica Government:
	USD	4.38%	04/30/25	1,807,000	1,801,353	(3)
	USD	6.13%	02/19/31	2,329,000	2,425,071	(3)
					4,226,424

Dominican Republic - 2.91%
Dominican Republic:
	USD	7.50%	05/06/21	7,162,667	7,387,216	(3)
	USD	6.60%	01/28/24	1,632,000	1,821,720	(3)
	USD	5.88%	04/18/24	2,537,000	2,739,564	(2)
	USD	6.88%	01/29/26	5,395,000	6,151,143	(3)
	USD	4.50%	01/30/30	4,654,000	4,665,635	(2)
	USD	7.45%	04/30/44	1,587,000	1,884,810	(2)
	USD	6.50%	02/15/48	3,953,000	4,255,652	(3)
	USD	5.88%	01/30/60	5,001,000	4,962,242	(2)
					33,867,982

Ecuador - 3.26%
Ecuador Social Bond Sarl	USD	0.00%	01/30/35	7,017,000	4,109,506	(2)(4)
Republic of Ecuador:
	USD	7.95%	06/20/24	897,000	671,208	(2)
	USD	7.88%	03/27/25	2,796,000	2,039,769	(3)
	USD	9.65%	12/13/26	900,000	678,609	(3)
	USD	8.88%	10/23/27	10,992,000	7,991,528	(3)
	USD	7.88%	01/23/28	1,283,000	911,732	(3)
	USD	7.88%	01/23/28	4,936,000	3,507,645	(2)
	USD	10.75%	01/31/29	22,864,000	17,540,975	(2)
	USD	9.50%	03/27/30	732,000	536,076	(2)
					37,987,048

Egypt - 4.04%
Republic of Egypt:
	USD	6.13%	01/31/22	2,669,000	2,769,087	(2)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Egypt (continued)
Republic of Egypt: (continued)
	USD	5.88%	06/11/25	936,000	$984,848	(2)
	EUR	4.75%	04/16/26	4,370,000	5,011,191	(2)
	EGP	15.60%	08/06/26	85,880,000	5,821,396
	USD	6.59%	02/21/28	6,648,000	6,861,983	(2)
	EUR	5.63%	04/16/30	550,000	611,820	(3)
	EUR	5.63%	04/16/30	14,415,000	16,035,243	(2)
	EUR	6.38%	04/11/31	2,700,000	3,111,062	(2)
	EUR	6.38%	04/11/31	1,943,000	2,238,813	(3)
	USD	8.50%	01/31/47	1,310,000	1,411,525	(2)
	USD	8.50%	01/31/47	595,000	641,113	(3)
	USD	8.15%	11/20/59	1,574,000	1,609,415	(2)
					47,107,496

El Salvador - 1.15%
Republic of El Salvador:
	USD	6.38%	01/18/27	1,600,000	1,723,750	(3)
	USD	8.63%	02/28/29	1,016,000	1,219,994	(3)
	USD	8.25%	04/10/32	867,000	1,034,304	(2)
	USD	8.25%	04/10/32	3,825,000	4,563,105	(3)
	USD	7.63%	02/01/41	4,341,000	4,858,529	(3)
					13,399,682

Georgia - 0.03%
Republic of Georgia	USD	6.88%	04/12/21	373,000	391,300	(2)

Ghana - 1.94%
Republic of Ghana:
	USD	7.88%	08/07/23	1,228,000	1,355,597	(3)
	USD	7.88%	03/26/27	1,999,000	2,112,693	(2)
	USD	10.75%	10/14/30	3,451,000	4,382,770	(3)
	USD	8.13%	03/26/32	1,305,000	1,332,731	(3)
	USD	7.88%	02/11/35	4,250,000	4,207,500	(2)
	USD	8.63%	06/16/49	2,077,000	2,067,589	(2)
	USD	8.95%	03/26/51	5,772,000	5,866,697	(2)
	USD	8.75%	03/11/61	1,230,000	1,223,850	(2)
					22,549,427

Indonesia - 2.78%
Republic of Indonesia:
	USD	4.75%	01/08/26	2,219,000	2,496,028	(3)
	USD	4.35%	01/08/27	6,790,000	7,541,144	(2)
	USD	2.85%	02/14/30	4,683,000	4,748,562
	USD	8.50%	10/12/35	5,347,000	8,683,475	(3)
	USD	6.63%	02/17/37	692,000	975,180	(3)
	USD	5.25%	01/17/42	1,380,000	1,739,878	(3)
	USD	6.75%	01/15/44	948,000	1,420,040	(3)
	USD	5.13%	01/15/45	670,000	839,070	(3)
	USD	5.25%	01/08/47	664,000	853,551	(2)
	USD	3.70%	10/30/49	2,990,000	3,085,702
					32,382,630

Ivory Coast - 1.29%
Ivory Coast Government:
	EUR	5.25%	03/22/30	5,741,000	6,484,325	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Ivory Coast (continued)
Ivory Coast Government: (continued)
	EUR	5.88%	10/17/31	7,433,000	$8,515,919	(2)
					15,000,244

Jamaica - 0.33%
Government of Jamaica	USD	7.88%	07/28/45	2,862,000	3,892,320

Jordan - 0.48%
Kingdom of Jordan:
	USD	7.38%	10/10/47	3,964,000	4,280,501	(2)
	USD	7.38%	10/10/47	1,262,000	1,362,763	(3)
					5,643,264

Kenya - 1.02%
Republic of Kenya:
	USD	6.88%	06/24/24	3,680,000	3,943,350	(2)
	USD	7.25%	02/28/28	1,159,000	1,238,681	(2)
	USD	8.00%	05/22/32	3,333,000	3,615,785	(2)
	USD	8.25%	02/28/48	2,861,000	3,063,058	(2)
					11,860,874

Lebanon - 0.60%
Lebanese Republic:
	USD	8.25%	04/12/21	2,000,000	565,000	(3)
	USD	6.40%	05/26/23	1,400,000	399,000
	USD	6.65%	04/22/24	4,700,000	1,292,500
	USD	6.60%	11/27/26	4,525,000	1,221,750
	USD	6.65%	02/26/30	4,400,000	1,188,000
	USD	8.20%	05/17/33	9,575,000	2,345,877
					7,012,127

Malaysia - 0.81%
1mdb Global Investments	USD	4.40%	03/09/23	9,700,000	9,481,751	(3)

Mexico - 1.68%
United Mexican States:
	USD	4.50%	04/22/29	8,312,000	9,423,730
	USD	3.25%	04/16/30	7,152,000	7,359,408
	USD	4.75%	03/08/44	2,446,000	2,839,653
					19,622,791

Mozambique - 0.70%
Republic of Mozambique	USD	5.00%	09/15/31	8,623,000	8,133,914	(2)

Nigeria - 2.63%
Republic of Nigeria:
	USD	6.50%	11/28/27	13,520,000	13,515,775	(2)
	USD	7.14%	02/23/30	1,250,000	1,246,484	(2)
	USD	8.75%	01/21/31	4,040,000	4,406,125	(2)
	USD	7.88%	02/16/32	4,355,000	4,414,201	(2)
	USD	7.70%	02/23/38	1,880,000	1,807,150	(2)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Nigeria (continued)
Republic of Nigeria: (continued)
	USD	7.70%	02/23/38	5,443,000	$5,232,084	(3)
					30,621,819

Oman - 1.79%
Oman Government:
	USD	4.88%	02/01/25	3,233,000	3,273,413	(2)
	USD	5.38%	03/08/27	6,115,000	6,125,510	(2)
	USD	5.38%	03/08/27	929,000	930,597	(3)
	USD	5.63%	01/17/28	1,559,000	1,557,051	(2)
	USD	6.00%	08/01/29	2,652,000	2,686,393	(2)
	USD	6.50%	03/08/47	3,831,000	3,593,358	(2)
	USD	6.75%	01/17/48	2,776,000	2,631,995	(3)
					20,798,317

Pakistan - 0.73%
Republic of Pakistan:
	USD	6.88%	12/05/27	3,714,000	3,919,050	(3)
	USD	6.88%	12/05/27	3,867,000	4,080,497	(2)
	USD	7.88%	03/31/36	473,000	520,573	(3)
					8,520,120

Panama - 2.02%
Republic of Panama:
	USD	4.00%	09/22/24	6,581,000	7,125,989
	USD	9.38%	04/01/29	4,988,000	7,709,577
	USD	3.16%	01/23/30	8,206,000	8,711,182
					23,546,748

Papua New Guinea - 1.15%
Papua New Guinea Government:
	USD	8.38%	10/04/28	9,410,000	10,236,315	(2)
	USD	8.38%	10/04/28	2,930,000	3,187,291	(3)
					13,423,606

Paraguay - 0.72%
Republic of Paraguay:
	USD	4.70%	03/27/27	1,794,000	2,010,682	(3)
	USD	6.10%	08/11/44	4,939,000	6,345,843	(2)
					8,356,525

Qatar - 3.55%
State of Qatar:
	USD	4.50%	04/23/28	2,000,000	2,328,750	(2)
	USD	4.00%	03/14/29	10,796,000	12,297,318	(2)
	USD	4.00%	03/14/29	8,272,000	9,422,325	(3)
	USD	5.75%	01/20/42	1,998,000	2,847,150	(2)
	USD	5.10%	04/23/48	4,838,000	6,442,099	(2)
	USD	5.10%	04/23/48	2,911,000	3,876,179	(3)
	USD	4.82%	03/14/49	3,222,000	4,126,174	(2)
					41,339,995

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Romania - 1.11%
Republic of Romania:
	EUR	3.88%	10/29/35	2,856,000	$3,745,024	(3)
	EUR	3.38%	02/08/38	3,170,000	3,816,658	(3)
	EUR	4.13%	03/11/39	4,085,000	5,353,772
					12,915,454

Russia - 3.36%
Russian Federation:
	USD	5.00%	04/29/20	66,000	66,380	(2)
	USD	5.25%	05/27/26	7,600,000	8,554,750	(3)
	USD	4.25%	06/23/27	6,800,000	7,522,500	(3)
	USD	5.10%	03/28/35	5,600,000	6,760,600	(3)
	USD	5.10%	03/28/35	4,400,000	5,311,900	(2)
	USD	5.63%	04/04/42	3,800,000	5,032,031	(3)
	USD	5.25%	06/23/47	4,600,000	5,962,031	(3)
					39,210,192

Saudi Arabia - 2.74%
Kingdom of Saudi Arabia:
	USD	3.63%	03/04/28	2,486,000	2,679,830	(2)
	USD	4.38%	04/16/29	2,570,000	2,938,634	(2)
	USD	4.50%	10/26/46	5,161,000	5,927,409	(2)
	USD	4.50%	10/26/46	5,490,000	6,305,265	(3)
	USD	4.63%	10/04/47	1,903,000	2,232,219	(2)
	USD	5.00%	04/17/49	4,050,000	5,023,266	(2)
	USD	5.00%	04/17/49	2,123,000	2,633,184	(3)
	USD	5.25%	01/16/50	625,000	805,371	(3)
Ksa Sukuk, Ltd.	USD	3.63%	04/20/27	3,162,000	3,406,280	(2)
					31,951,458

Senegal - 0.44%
Republic of Senegal:
	USD	6.25%	05/23/33	4,100,000	4,317,812	(2)
	USD	6.75%	03/13/48	774,000	778,596	(2)
					5,096,408

South Africa - 0.98%
Republic of South Africa:
	USD	5.50%	03/09/20	3,400,000	3,404,250
	USD	4.88%	04/14/26	2,464,000	2,584,505
	USD	5.00%	10/12/46	1,208,000	1,109,284
	USD	5.75%	09/30/49	4,455,000	4,262,433
					11,360,472

Sri Lanka - 1.40%
Republic of Sri Lanka:
	USD	6.25%	10/04/20	340,000	343,984	(3)
	USD	6.25%	07/27/21	4,631,000	4,713,490	(3)
	USD	5.88%	07/25/22	462,000	467,703	(2)
	USD	5.75%	04/18/23	3,046,000	3,035,053	(2)
	USD	6.20%	05/11/27	896,000	820,250	(3)
	USD	6.75%	04/18/28	4,142,000	3,813,612	(2)
	USD	7.85%	03/14/29	3,222,000	3,129,505	(2)
					16,323,597

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Tunisia - 0.19%
Banque Centrale de Tunisie:
	EUR	5.63%	02/17/24	1,825,000	$1,998,020
	USD	5.75%	01/30/25	200,000	188,125	(3)
					2,186,145

Turkey - 3.40%
Hazine Mustesarligi Varl	USD	5.80%	02/21/22	9,400,000	9,711,375	(2)
Republic of Turkey:
	USD	6.25%	09/26/22	1,757,000	1,816,299
	USD	5.75%	03/22/24	5,448,000	5,498,224
	USD	6.13%	10/24/28	6,241,000	6,168,838
	USD	7.63%	04/26/29	2,261,000	2,423,156
	USD	5.25%	03/13/30	6,193,000	5,643,371
	USD	6.88%	03/17/36	3,928,000	3,898,540
	USD	5.75%	05/11/47	5,212,000	4,466,033
					39,625,836

Ukraine - 2.99%
Ukraine Government:
	USD	7.75%	09/01/23	1,960,000	2,126,600	(3)
	USD	7.75%	09/01/25	627,000	685,471	(2)
	EUR	6.75%	06/20/26	4,460,000	5,556,752	(2)
	USD	7.75%	09/01/26	3,556,000	3,912,044	(2)
	USD	7.75%	09/01/26	6,603,000	7,264,125	(3)
	USD	7.75%	09/01/27	2,006,000	2,201,585	(2)
	USD	7.75%	09/01/27	3,027,000	3,322,133	(3)
	USD	9.75%	11/01/28	1,684,000	2,033,430	(3)
	EUR	4.38%	01/27/30	3,553,000	3,726,210	(2)
	USD	7.38%	09/25/32	3,682,000	3,967,930	(2)
					34,796,280

United Arab Emirates - 0.39%
Abu Dhabi Government International	USD	4.13%	10/11/47	3,789,000	4,588,834	(2)

Uruguay - 1.31%
Republic of Uruguay:
	USD	4.38%	10/27/27	9,760,705	11,003,670
	USD	5.10%	06/18/50	1,080,000	1,364,006
	USD	4.98%	04/20/55	2,355,000	2,931,239
					15,298,915

Venezuela - 0.37%
Republic of Venezuela:
	USD	7.75%	10/13/19	25,087,500	4,045,359	(5)
	USD	9.25%	05/07/28	1,927,000	310,729	(5)
					4,356,088

Zambia - 0.44%
Republic of Zambia:
	USD	5.38%	09/20/22	3,297,000	2,196,626	(2)
	USD	5.38%	09/20/22	3,998,000	2,663,668	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Zambia (continued)
Republic of Zambia: (continued)
	USD	8.50%	04/14/24	428,000	$283,015	(2)
					5,143,309

TOTAL SOVEREIGN DEBT OBLIGATIONS					786,933,579
(Cost $765,732,925)

CORPORATE BONDS - 29.63%
Argentina - 0.23%
MSU Energy SA	USD	6.88%	02/01/25	733,000	459,614	(2)
Pampa Energia SA:
	USD	7.38%	07/21/23	1,233,000	1,089,471	(2)
	USD	7.50%	01/24/27	1,384,000	1,139,248	(2)
					2,688,333

Azerbaijan - 1.06%
Southern Gas Corridor CJSC:
	USD	6.88%	03/24/26	5,859,000	6,985,026	(2)
	USD	6.88%	03/24/26	4,532,000	5,402,994	(3)
					12,388,020

Bahrain - 0.67%
Oil and Gas Holding Co. BSCC	USD	7.63%	11/07/24	6,732,000	7,757,578	(2)

Brazil - 1.56%
Adecoagro SA	USD	6.00%	09/21/27	5,027,000	5,052,920	(2)
CSN Resources SA	USD	7.63%	04/17/26	1,566,000	1,559,149	(2)
Gol Finance SA	USD	7.00%	01/31/25	2,771,000	2,595,215	(2)
JSL Europe SA	USD	7.75%	07/26/24	1,909,000	2,032,131	(2)
Marb Bondco PLC	USD	6.88%	01/19/25	416,000	431,600	(2)
Minerva Luxembourg SA	USD	6.50%	09/20/26	1,272,000	1,313,391	(2)
MV24 Capital BV	USD	6.75%	06/01/34	2,377,391	2,476,201	(2)
NBM US Holdings, Inc.	USD	7.00%	05/14/26	1,278,000	1,340,901	(2)
Usiminas International Sarl	USD	5.88%	07/18/26	1,351,000	1,351,000	(2)
					18,152,508

Chile - 2.90%
Codelco, Inc.:
	USD	4.50%	09/16/25	6,128,000	6,849,955	(2)
	USD	5.63%	10/18/43	1,497,000	1,959,199	(3)
	USD	4.38%	02/05/49	10,238,000	11,560,941	(2)
	USD	4.38%	02/05/49	1,550,000	1,750,289	(3)
Corp Nacional del Cobre de Chile:
	USD	3.63%	08/01/27	1,308,000	1,402,421	(2)
	USD	3.00%	09/30/29	3,880,000	3,965,875	(2)
	USD	3.70%	01/30/50	858,000	869,396	(2)
Empresa Nacional del Petroleo	USD	5.25%	11/06/29	1,525,000	1,734,926	(3)
Geopark, Ltd.:
	USD	6.50%	09/21/24	2,393,000	2,410,947	(2)
	USD	5.50%	01/17/27	1,330,000	1,253,525	(2)
					33,757,474

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
China - 2.11%
CNAC HK Finbridge Co., Ltd.	USD	5.13%	03/14/28	7,336,000	$8,531,539
ENN Clean Energy International Investment, Ltd.	USD	7.50%	02/27/21	1,898,000	1,950,195
Sinopec Group Overseas Development 2017, Ltd.	USD	3.63%	04/12/27	4,435,000	4,839,905	(3)
Sinopec Group Overseas Development 2018, Ltd.	USD	4.25%	09/12/28	6,997,000	8,034,524	(3)
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	1,283,000	1,286,608
					24,642,771

Colombia - 0.65%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	5,251,000	5,881,120	(2)
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	1,940,000	1,741,228	(2)
					7,622,348

Costa Rica - 0.09%
Instituto Costarricense de Electricidad	USD	6.95%	11/10/21	1,000,000	1,040,156	(3)

Ghana - 0.44%
Kosmos Energy, Ltd.	USD	7.13%	04/04/26	2,531,000	2,493,035	(2)
Tullow Oil PLC	USD	7.00%	03/01/25	3,798,000	2,652,072	(2)
					5,145,107

Indonesia - 2.10%
Indonesia Asahan Aluminium Persero PT:
	USD	5.71%	11/15/23	2,367,000	2,623,671	(2)
	USD	6.76%	11/15/48	872,000	1,150,794	(2)
Pertamina Persero PT:
	USD	6.00%	05/03/42	1,922,000	2,434,333	(3)
	USD	5.63%	05/20/43	4,428,000	5,377,042	(3)
	USD	6.45%	05/30/44	7,649,000	10,208,891	(3)
Perusahaan Listrik Negara PT	USD	5.45%	05/21/28	2,300,000	2,694,235	(3)
PT Bakrie & Brothers TBK	IDR	0.00%	12/22/22	6,750,674,000	48	(4)(6)
					24,489,014

Kazakhstan - 2.56%
KazMunayGas National Co. JSC:
	USD	4.75%	04/24/25	6,009,000	6,584,549	(2)
	USD	5.38%	04/24/30	1,383,000	1,613,356	(3)
	USD	5.75%	04/19/47	5,491,000	6,760,794	(2)
	USD	6.38%	10/24/48	6,544,000	8,670,800	(2)
KazTransGas JSC	USD	4.38%	09/26/27	5,774,000	6,178,180	(2)
					29,807,679

Malaysia - 0.27%
1MDB Energy, Ltd.	USD	5.99%	05/11/22	3,000,000	3,134,999

Mexico - 5.71%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	2,388,000	2,271,585	(2)
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	2,321,000	2,399,334	(2)
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	1,486,000	1,581,847	(1)(2)(7)
	USD	7.50%	Perpetual	1,693,000	1,932,930	(1)(2)(7)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mexico (continued)
Banco Nacional de Comercio Exterior SNC:
	USD	3.80%	08/11/26	3,289,000	$3,339,363	(1)(2)
	USD	3.80%	08/11/26	2,056,000	2,087,482	(1)(3)
Cometa Energia SA de CV	USD	6.38%	04/24/35	2,970,954	3,453,734	(2)
Petroleos Mexicanos:
	USD	4.50%	01/23/26	1,485,000	1,464,210
	USD	6.88%	08/04/26	4,749,000	5,175,935
	USD	6.50%	03/13/27	257,000	269,529
	USD	9.50%	09/15/27	1,062,000	1,290,489
	USD	6.50%	01/23/29	5,453,000	5,620,339
	USD	6.84%	01/23/30	4,223,000	4,421,481	(2)
	USD	5.95%	01/28/31	5,247,000	5,107,430	(2)
	USD	5.63%	01/23/46	653,000	575,293
	USD	6.75%	09/21/47	3,084,000	2,961,874
	USD	7.69%	01/23/50	19,933,000	20,859,884	(2)
	USD	6.95%	01/28/60	1,782,000	1,721,412	(2)
					66,534,151

Netherlands - 1.60%
MDGH - GMTN BV:
	USD	4.50%	11/07/28	707,000	827,190	(2)
	USD	4.50%	11/07/28	7,571,000	8,858,070	(3)
	USD	2.88%	11/07/29	8,664,000	8,936,104	(2)
					18,621,364

Nigeria - 0.09%
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	1,024,000	1,103,360	(2)

Panama - 0.72%
Aeropuerto Internacional de Tocumen SA:
	USD	5.63%	05/18/36	1,929,000	2,341,927	(3)
	USD	6.00%	11/18/48	2,638,000	3,362,157	(2)
C&W Senior Financing DAC	USD	6.88%	09/15/27	2,563,000	2,729,595	(2)
					8,433,679

Peru - 2.01%
Inkia Energy, Ltd.	USD	5.88%	11/09/27	113,000	118,580	(2)
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	2,635,228	2,167,475	(4)
Petroleos del Peru SA:
	USD	4.75%	06/19/32	2,020,000	2,272,500	(2)
	USD	4.75%	06/19/32	7,668,000	8,626,500	(3)
	USD	5.63%	06/19/47	8,470,000	10,284,433	(3)
					23,469,488

Saudi Arabia - 0.70%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	3,860,000	4,279,775	(2)
Saudi Arabian Oil Co.:
	USD	2.88%	04/16/24	2,328,000	2,394,674	(3)
	USD	4.25%	04/16/39	1,305,000	1,449,209	(2)
					8,123,658

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
South Africa - 0.87%
Eskom Holdings SOC, Ltd.:
	USD	6.75%	08/06/23	5,327,000	$5,353,635	(2)
	USD	7.13%	02/11/25	2,116,000	2,131,870	(2)
	USD	8.45%	08/10/28	2,516,000	2,665,781	(2)
					10,151,286

Ukraine - 0.89%
Metinvest BV:
	USD	8.50%	04/23/26	2,200,000	2,329,594	(3)
	USD	7.75%	10/17/29	2,896,000	2,935,820	(2)
NAK Naftogaz Ukraine via Kondor Finance PLC	USD	7.63%	11/08/26	3,373,000	3,541,650	(2)
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	700,000	730,406	(3)
Ukreximbank Via Biz Finance PLC	USD	9.63%	04/27/22	750,000	789,937	(3)
					10,327,407

United Arab Emirates - 1.24%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	4,957,000	5,403,130	(2)
	USD	4.60%	11/02/47	861,000	1,013,827	(2)
DP World PLC:
	USD	5.63%	09/25/48	4,534,000	5,106,418	(2)
	USD	4.70%	09/30/49	1,007,000	991,895	(2)
DP World, Ltd.	USD	6.85%	07/02/37	1,543,000	1,953,342	(2)
					14,468,612

Venezuela - 0.69%
Petroleos de Venezuela SA:
	USD	6.00%	05/16/24	60,489,976	6,442,182	(3)(5)
	USD	6.00%	11/15/26	3,307,000	352,196	(3)(5)
	USD	5.38%	04/12/27	600,000	64,500	(5)
	USD	9.75%	05/17/35	11,517,000	1,238,078	(3)(5)
					8,096,956

Vietnam - 0.23%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	2,540,000	2,636,838	(2)

Zambia - 0.24%
First Quantum Minerals, Ltd.:
	USD	7.50%	04/01/25	1,200,000	1,144,440	(2)
	USD	6.88%	03/01/26	1,670,000	1,600,852	(2)
					2,745,292

TOTAL CORPORATE BONDS					345,338,078
(Cost $346,952,836)

CREDIT LINKED NOTES - 0.80%
Iraq - 0.80%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.89%	01/01/28	236,468,685	1,739,205	(1)(6)
	JPY	0.00%	01/01/28	508,649,009	3,751,440	(4)(6)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Iraq (continued)
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch): (continued)
	JPY	0.00%	01/01/28	518,177,969	$3,826,042	(4)(6)
					9,316,687

TOTAL CREDIT LINKED NOTES					9,316,687
(Cost $11,323,403)

	Contracts	Currency	Exercise Price	Expiration Date	Notional Amount	Value (Expressed in USD)
PURCHASED OPTIONS - 0.01%
Foreign Currency Call Option - 0.01%
Hong Kong Dollar (Goldman Sachs)	27,303,746	USD	7.86	9/1/2020	27,303,746	37,773
Hong Kong Dollar (Goldman Sachs)	65,528,992	USD	7.86	9/1/2020	65,528,992	92,839

TOTAL PURCHASED OPTIONS						130,612
(Cost $898,304)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 0.87%
Money Market Fund - 0.87%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	1.71%	N/A	10,166,482	10,169,532

TOTAL SHORT TERM INVESTMENTS					10,169,532
(Cost $10,164,444)

Total Investments - 98.84%					1,151,888,488
(Cost $1,135,071,912)
Other Assets In Excess of Liabilities - 1.16%					13,478,227	(8)

Net Assets - 100.00%					$1,165,366,715

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EUR	-	Euro Currency
EGP	-	Egyptian Pound
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of February 29, 2020 was 1.46%

6M US L - 6 Month LIBOR as of February 29, 2020 was 1.40%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 29, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $547,819,932, which represents approximately 47.01% of net assets as of February 29, 2020.
(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 29, 2020, the aggregate fair value of those securities was $305,988,942, which represents approximately 26.26% of net assets.
(4)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(5)	Security is in default and therefore is non-income producing.
(6)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(7)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(8)	Includes cash which is being held as collateral for forward foreign currency contracts and credit default swap contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at February 29, 2020	Fund Delivering	U.S. $ Value at February 29, 2020	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	03/25/20	EUR	3,482,373	USD	3,460,622	21,751
Citigroup Global Markets	03/25/20	USD	115,481,997	EUR	113,528,561	1,953,436
J.P. Morgan Chase & Co.	03/25/20	EUR	9,873,237	USD	9,729,153	144,084
J.P. Morgan Chase & Co.	03/25/20	USD	13,763,131	EUR	13,689,652	73,479
J.P. Morgan Chase & Co.	03/25/20	JPY	909,957	USD	895,660	14,297
						$2,207,047

Citigroup Global Markets	03/25/20	USD	2,028,641	EUR	2,033,042	(4,401)
J.P. Morgan Chase & Co.	03/25/20	EUR	19,098,745	USD	19,262,741	(163,996)
J.P. Morgan Chase & Co.	03/25/20	USD	10,529,832	JPY	10,578,788	(48,956)
J.P. Morgan Chase & Co.	03/25/20	USD	4,306,361	EUR	4,369,301	(62,940)
						$(280,293)

See Notes to Quarterly Statement of Investments

Stone Harbor High Yield Bond Fund		Statement of Investments
	February 29, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 90.12%
Aerospace/Defense - 3.10%
Bombardier, Inc.:
	USD	7.88%	04/15/27	311,000	$309,453	(1)
	USD	6.00%	10/15/22	715,000	702,040	(1)
Moog, Inc.	USD	4.25%	12/15/27	200,000	204,000	(1)
Signature Aviation US Holdings, Inc.	USD	4.00%	03/01/28	238,000	235,442	(1)
TransDigm, Inc.	USD	6.25%	03/15/26	705,000	747,741	(1)
					2,198,676

Automotive - 1.37%
Dana Financing Luxembourg Sarl	USD	6.50%	06/01/26	275,000	290,923	(1)
Panther BF Aggregator 2 LP / Panther Finance Co., Inc.:
	USD	6.25%	05/15/26	420,000	432,211	(1)
	USD	8.50%	05/15/27	244,000	248,721	(1)
					971,855

Building Products - 3.47%
Advanced Drainage Systems, Inc.	USD	5.00%	09/30/27	408,000	422,932	(1)
American Builders & Contractors Supply Co., Inc.	USD	4.00%	01/15/28	240,000	234,744	(1)
American Woodmark Corp.	USD	4.88%	03/15/26	450,000	456,594	(1)
Beacon Roofing Supply, Inc.	USD	4.50%	11/15/26	243,000	241,080	(1)
Griffon Corp.	USD	5.75%	03/01/28	333,000	336,122	(1)
TopBuild Corp.	USD	5.63%	05/01/26	358,000	373,339	(1)
US Concrete, Inc.	USD	6.38%	06/01/24	393,000	400,736
					2,465,547

Chemicals - 4.21%
Axalta Coating Systems LLC	USD	4.88%	08/15/24	360,000	365,492	(1)
CF Industries, Inc.	USD	5.15%	03/15/34	485,000	545,552
Chemours Co.	USD	7.00%	05/15/25	333,000	311,217
Element Solutions, Inc.	USD	5.88%	12/01/25	565,000	569,243	(1)
GCP Applied Technologies, Inc.	USD	5.50%	04/15/26	348,000	362,911	(1)
OCI NV	USD	6.63%	04/15/23	629,000	653,845	(1)
Valvoline, Inc.	USD	4.25%	02/15/30	180,000	177,863	(1)
					2,986,123

Construction Machinery - 0.62%
United Rentals North America, Inc.	USD	6.50%	12/15/26	410,000	437,942

Consumer Products - 0.66%
ACCO Brands Corp.	USD	5.25%	12/15/24	452,000	465,937	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Containers/Packaging - 1.37%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.	USD	4.13%	08/15/26	155,000	$154,709	(1)
Berry Global, Inc.	USD	5.13%	07/15/23	141,000	141,420
Crown Americas LLC / Crown Americas Capital Corp. VI	USD	4.75%	02/01/26	410,000	423,980
Flex Acquisition Co., Inc.	USD	6.88%	01/15/25	255,000	248,628	(1)
					968,737

Diversified Manufacturing - 0.83%
SPX FLOW, Inc.	USD	5.63%	08/15/24	565,000	585,365	(1)

Drillers/Services - 1.53%
Apergy Corp.	USD	6.38%	05/01/26	325,000	340,097
Archrock Partners LP / Archrock Partners Finance Corp.	USD	6.25%	04/01/28	294,000	283,739	(1)
SESI LLC	USD	7.75%	09/15/24	360,000	174,753
Transocean, Inc.	USD	8.00%	02/01/27	341,000	286,014	(1)
					1,084,603

Electric - 3.15%
Calpine Corp.	USD	4.50%	02/15/28	447,000	429,321	(1)
Covanta Holding Corp.	USD	5.88%	07/01/25	468,000	481,064
NRG Energy, Inc.	USD	5.75%	01/15/28	545,000	567,155
Vistra Operations Co. LLC:
	USD	5.63%	02/15/27	540,000	554,499	(1)
	USD	5.00%	07/31/27	200,000	202,400	(1)
					2,234,439

Environmental Services - 1.48%
GFL Environmental, Inc.:
	USD	5.13%	12/15/26	126,000	130,725	(1)
	USD	8.50%	05/01/27	430,000	467,346	(1)
Waste Pro USA, Inc.	USD	5.50%	02/15/26	465,000	454,620	(1)
					1,052,691

Exploration & Production - 4.13%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.	USD	7.88%	12/15/24	400,000	5,500	(2)
Antero Resources Corp.	USD	5.00%	03/01/25	425,000	219,937
Hilcorp Energy I LP / Hilcorp Finance Co.	USD	5.75%	10/01/25	624,000	501,019	(1)
Murphy Oil Corp.	USD	5.88%	12/01/27	329,000	321,542
Oasis Petroleum, Inc.:
	USD	6.88%	03/15/22	462,000	363,825
	USD	6.25%	05/01/26	122,000	75,338	(1)
Parsley Energy LLC / Parsley Finance Corp.	USD	4.13%	02/15/28	180,000	169,200	(1)
QEP Resources, Inc.	USD	5.25%	05/01/23	357,000	316,909
SM Energy Co.	USD	6.13%	11/15/22	308,000	278,066
Unit Corp.	USD	6.63%	05/15/21	450,000	176,512
Whiting Petroleum Corp.	USD	6.63%	01/15/26	401,000	147,378
WPX Energy, Inc.	USD	4.50%	01/15/30	375,000	358,481
					2,933,707

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Financial Other - 1.08%
MSCI, Inc.	USD	4.00%	11/15/29	335,000	$347,780	(1)
Springleaf Finance Corp.	USD	7.13%	03/15/26	378,000	420,289
					768,069

Financial/Lease - 0.57%
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer	USD	6.75%	10/15/27	405,000	404,745	(1)

Food and Beverage - 5.25%
Chobani LLC / Chobani Finance Corp., Inc.	USD	7.50%	04/15/25	389,000	388,024	(1)
Cott Holdings, Inc.	USD	5.50%	04/01/25	443,000	454,259	(1)
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.	USD	6.50%	04/15/29	624,000	678,007	(1)
Kraft Heinz Foods Co.:
	USD	3.75%	04/01/30	645,000	655,991	(1)
	USD	4.88%	10/01/49	332,000	325,934	(1)
Pilgrim's Pride Corp.:
	USD	5.88%	09/30/27	343,000	356,085	(1)
	USD	5.75%	03/15/25	290,000	296,318	(1)
Post Holdings, Inc.:
	USD	5.00%	08/15/26	303,000	309,620	(1)
	USD	4.63%	04/15/30	262,000	258,880	(1)
					3,723,118

Gaming - 3.48%
Boyd Gaming Corp.	USD	6.00%	08/15/26	175,000	180,258
Churchill Downs, Inc.	USD	5.50%	04/01/27	350,000	365,960	(1)
International Game Technology PLC	USD	6.25%	01/15/27	401,000	424,607	(1)
Jacobs Entertainment, Inc.	USD	7.88%	02/01/24	360,000	379,050	(1)
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.	USD	5.75%	02/01/27	345,000	378,206
Station Casinos LLC	USD	5.00%	10/01/25	385,000	387,888	(1)
VICI Properties LP / VICI Note Co., Inc.	USD	4.13%	08/15/30	355,000	356,109	(1)
					2,472,078

Gas Pipelines - 4.05%
Antero Midstream Partners LP / Antero Midstream Finance Corp.:
	USD	5.75%	03/01/27	696,000	475,038	(1)
	USD	5.75%	01/15/28	391,000	269,389	(1)
DCP Midstream Operating LP	USD	5.13%	05/15/29	404,000	397,677
Genesis Energy LP / Genesis Energy Finance Corp.:
	USD	6.00%	05/15/23	376,000	358,296
	USD	7.75%	02/01/28	236,000	206,205
Holly Energy Partners LP / Holly Energy Finance Corp.	USD	5.00%	02/01/28	352,000	354,860	(1)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	USD	6.50%	07/15/27	782,000	815,235
					2,876,700

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Healthcare - 7.07%
Bausch Health Cos., Inc.:
	USD	6.13%	04/15/25	788,000	$805,403	(1)
	USD	7.00%	01/15/28	485,000	519,896	(1)
Centene Corp.:
	USD	4.25%	12/15/27	401,000	413,290	(1)
	USD	3.38%	02/15/30	263,000	263,329	(1)
Encompass Health Corp.	USD	4.50%	02/01/28	165,000	167,170
HCA, Inc.:
	USD	5.38%	09/01/26	409,000	455,955
	USD	5.63%	09/01/28	496,000	563,074
Hologic, Inc.	USD	4.38%	10/15/25	275,000	280,647	(1)
IQVIA, Inc.	USD	5.00%	05/15/27	418,000	433,078	(1)
LifePoint Health, Inc.	USD	4.38%	02/15/27	133,000	131,630	(1)
Tenet Healthcare Corp.:
	USD	4.63%	07/15/24	482,000	483,015
	USD	6.25%	02/01/27	480,000	503,400	(1)
					5,019,887

Home Builders - 1.30%
KB Home	USD	4.80%	11/15/29	235,000	247,338
Mattamy Group Corp.	USD	4.63%	03/01/30	275,000	267,312	(1)
PulteGroup, Inc.	USD	5.00%	01/15/27	371,000	408,175
					922,825

Industrial Other - 1.03%
Mueller Water Products, Inc.	USD	5.50%	06/15/26	366,000	386,257	(1)
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	342,000	347,960
					734,217

Leisure - 1.09%
Live Nation Entertainment, Inc.	USD	4.75%	10/15/27	400,000	402,740	(1)
NCL Corp., Ltd.	USD	3.63%	12/15/24	401,000	372,493	(1)
					775,233

Life - 0.89%
Acrisure LLC / Acrisure Finance, Inc.:
	USD	8.13%	02/15/24	350,000	373,949	(1)
	USD	7.00%	11/15/25	265,000	259,618	(1)
					633,567

Media Cable - 7.20%
Altice France SA/France	USD	7.38%	05/01/26	639,000	671,302	(1)
Cablevision Systems Corp.	USD	5.88%	09/15/22	427,000	449,174
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.13%	05/01/27	347,000	361,418	(1)
	USD	5.38%	06/01/29	405,000	431,953	(1)
	USD	5.50%	05/01/26	444,000	461,725	(1)
CSC Holdings LLC	USD	7.50%	04/01/28	900,000	1,016,840	(1)
DISH DBS Corp.	USD	7.75%	07/01/26	466,000	501,607

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Media Cable (continued)
Midcontinent Communications / Midcontinent Finance Corp.	USD	5.38%	08/15/27	210,000	$221,623	(1)
Telenet Finance Luxembourg Notes Sarl	USD	5.50%	03/01/28	400,000	424,400	(1)
Ziggo BV:
	USD	5.50%	01/15/27	360,000	371,481	(1)
	USD	5.13%	02/28/30	201,000	200,623	(1)
					5,112,146

Media Other - 6.23%
AMC Networks, Inc.	USD	4.75%	08/01/25	339,000	338,588
Diamond Sports Group LLC / Diamond Sports Finance Co.:
	USD	5.38%	08/15/26	411,000	379,720	(1)
	USD	6.63%	08/15/27	276,000	224,071	(1)
Lamar Media Corp.	USD	4.00%	02/15/30	370,000	370,925	(1)
Lions Gate Capital Holdings LLC	USD	6.38%	02/01/24	455,000	447,033	(1)
Netflix, Inc.:
	USD	4.88%	04/15/28	570,000	601,484
	USD	4.88%	06/15/30	361,000	381,090	(1)
Sirius XM Radio, Inc.:
	USD	4.63%	07/15/24	235,000	242,763	(1)
	USD	5.00%	08/01/27	710,000	744,151	(1)
TEGNA, Inc.	USD	4.63%	03/15/28	416,000	405,860	(1)
Terrier Media Buyer, Inc.	USD	8.88%	12/15/27	283,000	281,585	(1)
					4,417,270

Metals/Mining/Steel - 1.44%
Freeport-McMoRan, Inc.	USD	5.00%	09/01/27	624,000	617,055
Kaiser Aluminum Corp.	USD	4.63%	03/01/28	405,000	401,699	(1)
					1,018,754

Non Captive Finance - 0.92%
Ally Financial, Inc.	USD	8.00%	11/01/31	345,000	478,236
CIT Group, Inc.	USD	6.13%	03/09/28	143,000	172,007
					650,243

Paper/Forest Products - 1.95%
Boise Cascade Co.	USD	5.63%	09/01/24	539,000	558,089	(1)
Louisiana-Pacific Corp.	USD	4.88%	09/15/24	429,000	438,831
Norbord, Inc.	USD	6.25%	04/15/23	361,000	387,322	(1)
					1,384,242

Pharmaceuticals - 2.20%
Catalent Pharma Solutions, Inc.	USD	5.00%	07/15/27	390,000	406,809	(1)
Charles River Laboratories International, Inc.:
	USD	5.50%	04/01/26	487,000	513,175	(1)
	USD	4.25%	05/01/28	75,000	75,611	(1)
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.	USD	6.00%	02/01/25	440,000	340,037	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Pharmaceuticals (continued)
Par Pharmaceutical, Inc.	USD	7.50%	04/01/27	210,000	$222,290	(1)
					1,557,922

Restaurants - 0.75%
1011778 BC ULC / New Red Finance, Inc.:
	USD	3.88%	01/15/28	165,000	164,274	(1)
	USD	4.38%	01/15/28	370,000	368,835	(1)
					533,109

Retail Food/Drug - 1.38%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC:
	USD	5.88%	02/15/28	205,000	213,436	(1)
	USD	4.88%	02/15/30	370,000	370,925	(1)
Ingles Markets, Inc.	USD	5.75%	06/15/23	392,000	395,924
					980,285

Retail Non Food/Drug - 0.53%
Murphy Oil USA, Inc.	USD	4.75%	09/15/29	355,000	372,981

Satellite - 1.81%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	503,000	554,782
Intelsat Jackson Holdings SA	USD	5.50%	08/01/23	308,000	265,522
ViaSat, Inc.	USD	5.63%	04/15/27	455,000	461,814	(1)
					1,282,118

Services Other - 1.38%
Prime Security Services Borrower LLC / Prime Finance, Inc.:
	USD	5.75%	04/15/26	212,000	220,877	(1)
	USD	6.25%	01/15/28	266,000	258,100	(1)
WW International, Inc.	USD	8.63%	12/01/25	480,000	501,799	(1)
					980,776

Technology - 4.62%
Entegris, Inc.	USD	4.63%	02/10/26	399,000	412,207	(1)
Fair Isaac Corp.	USD	4.00%	06/15/28	384,000	394,560	(1)
Nuance Communications, Inc.	USD	5.63%	12/15/26	425,000	449,362
Open Text Holdings, Inc.	USD	4.13%	02/15/30	307,000	306,041	(1)
Qorvo, Inc.	USD	5.50%	07/15/26	395,000	408,775
Seagate HDD Cayman	USD	4.88%	06/01/27	655,000	698,922
SS&C Technologies, Inc.	USD	5.50%	09/30/27	380,000	400,662	(1)
Twitter, Inc.	USD	3.88%	12/15/27	202,000	206,798	(1)
					3,277,327

Textile/Apparel - 2.05%
Hanesbrands, Inc.:
	USD	4.63%	05/15/24	418,000	437,682	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Textile/Apparel (continued)
Hanesbrands, Inc. (continued)
	USD	4.88%	05/15/26	180,000	$188,883	(1)
Levi Strauss & Co.	USD	5.00%	05/01/25	473,000	487,859
William Carter	USD	5.63%	03/15/27	319,000	340,133	(1)
					1,454,557

Transportation Non Air/Rail - 0.62%
XPO Logistics, Inc.:
	USD	6.13%	09/01/23	235,000	240,338	(1)
	USD	6.75%	08/15/24	190,000	200,846	(1)
					441,184

Wireless - 3.22%
SBA Communications Corp.	USD	3.88%	02/15/27	247,000	252,631	(1)
Sprint Corp.:
	USD	7.63%	02/15/25	943,000	1,096,237
	USD	8.75%	03/15/32	116,000	161,455
T-Mobile USA, Inc.:
	USD	6.50%	01/15/26	260,000	274,209
	USD	5.38%	04/15/27	475,000	503,416
					2,287,948

Wirelines - 2.09%
CenturyLink, Inc.	USD	4.00%	02/15/27	350,000	352,590	(1)
Front Range BidCo, Inc.	USD	4.00%	03/01/27	44,000	42,818	(1)
Level 3 Financing, Inc.	USD	4.63%	09/15/27	551,000	563,039	(1)
Zayo Group LLC / Zayo Capital, Inc.	USD	5.75%	01/15/27	512,000	524,978	(1)
					1,483,425

TOTAL CORPORATE BONDS					63,950,348
(Cost $64,384,309)

BANK LOANS - 6.37%(3)
Automotive - 0.64%
Navistar, Inc. - Tranche B Term Loan	USD	1M US L + 3.50%	11/06/24	455,539	451,838

Consumer Products - 0.57%
Revlon Consumer Products Corporation - Initial B Term Loan	USD	3M US L + 3.50%	09/07/23	576,278	404,547

Containers/Packaging - 0.47%
Flex Acquisition Company, Inc. (aka Novolex) - Initial Term Loan	USD	3M US L + 3.00%	12/29/23	349,296	335,761

Diversified Manufacturing - 0.30%
Blount International, Inc. - New Refinancing Term Loan	USD	3M US L + 3.75%	04/12/23	213,786	213,385

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Financial Other - 0.89%
Refinitiv US Holdings, Inc. - Initial Dollar Term Loan	USD	1M US L + 3.75%	10/01/25	633,002	$632,408

Healthcare - 1.29%
Envision Healthcare Corporation - Initial Term Loan	USD	1M US L + 3.75%	10/10/25	439,830	355,438
LifePoint Health, Inc. - Term B Loan	USD	1M US L + 4.50%	11/16/25	561,441	560,037
					915,475

Industrial Other - 1.49%
Filtration Group Corporation - Initial Dollar Term Loan	USD	1M US L + 3.00%	03/29/25	510,983	509,280
Gates Global LLC - Initial B-2 Dollar Term Loan	USD	1M US L + 2.75%	03/31/24	559,619	549,826
					1,059,106

Technology - 0.72%
Avaya, Inc. - Tranche B Term Loan	USD	1M US L + 4.25%	12/15/24	527,046	506,403

TOTAL BANK LOANS					4,518,923
(Cost $4,700,703)

COMMON/PREFERRED STOCKS - 0.00%(4)
Transportation Non Air/Rail - 0.00%(4)
Euronav NV	USD			31	289

TOTAL COMMON/PREFERRED STOCKS					289
(Cost $0)

WARRANTS - 0.00%(4)(5)
Exploration & Production - 0.00%(4)
Amplify Energy Corp.
expires 04/21/2020, strike price $46.000	USD			3,392	34	(6)

TOTAL WARRANTS					34
(Cost $32)

SHORT TERM INVESTMENTS - 0.69%
Money Market Mutual Funds - 0.69%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	1.71%	N/A	492,075	492,222

TOTAL SHORT TERM INVESTMENTS					492,222
(Cost $492,051)

Total Investments - 97.18%					68,961,816
(Cost $69,577,095)
Other Assets in Excess of Liabilities - 2.82%					2,001,532

Net Assets - 100.00%					$70,963,348

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of February 29, 2020 was 1.52%

3M US L - 3 Month LIBOR as of February 29, 2020 was 1.46%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $43,243,003, which represents approximately 60.94% of net assets as of February 29, 2020.
(2)	Security is in default and therefore is non-income producing.
(3)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(4)	Amount represents less than 0.005% of net assets.
(5)	Non-income producing security.
(6)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

See Notes to Quarterly Statement of Investments

Stone Harbor Local Markets Fund		Statement of Investments
	February 29, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 84.53%
Argentina - 0.08%
Republic of Argentina	EUR	7.82%	12/31/33	528,424	$298,786

Brazil - 9.46%
Nota Do Tesouro Nacional:
	BRL	0.00%	07/01/20	24,100,000	5,318,523	(1)
	BRL	10.00%	01/01/21	44,140,000	10,328,145
	BRL	10.00%	01/01/23	33,950,000	8,502,747
	BRL	10.00%	01/01/25	8,290,000	2,146,956
	BRL	10.00%	01/01/27	24,470,000	6,480,610
	BRL	10.00%	01/01/29	10,721,000	2,890,619
					35,667,600

Chile - 1.75%
Republic of Chile:
	CLP	4.50%	03/01/26	2,420,000,000	3,187,683
	CLP	4.70%	09/01/30	2,525,000,000	3,392,839	(2)
					6,580,522

China - 1.00%
China Government Bond:
	CNY	3.29%	05/23/29	12,580,000	1,873,906
	CNY	3.13%	11/21/29	12,750,000	1,885,446
					3,759,352

Colombia - 6.27%
Bogota Distrio Capital	COP	9.75%	07/26/28	18,392,000,000	5,947,518	(3)
Republic of Colombia:
	COP	11.00%	07/24/20	3,910,000,000	1,142,179
	COP	9.85%	06/28/27	1,610,000,000	579,297
Titulos De Tesoreria:
	COP	7.00%	05/04/22	11,170,000,000	3,330,575
	COP	10.00%	07/24/24	9,427,000,000	3,201,810
	COP	7.50%	08/26/26	11,250,000,000	3,555,121
	COP	6.00%	04/28/28	5,860,000,000	1,698,754
	COP	7.75%	09/18/30	12,844,000,000	4,159,556
					23,614,810

Czech Republic - 3.65%
Czech Republic Government:
	CZK	0.75%	02/23/21	21,600,000	929,992
	CZK	2.40%	09/17/25	19,420,000	894,477
	CZK	1.00%	06/26/26	47,100,000	2,016,167
	CZK	0.25%	02/10/27	114,320,000	4,665,309
	CZK	0.95%	05/15/30	84,320,000	3,602,129
	CZK	4.20%	12/04/36	25,700,000	1,629,319
					13,737,393

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Egypt - 1.00%
Republic of Egypt:
	EGP	15.60%	08/06/26	32,100,000	$2,175,906
	EGP	14.40%	09/10/29	24,940,000	1,611,596
					3,787,502

Indonesia - 12.02%
Republic of Indonesia:
	IDR	7.00%	05/15/22	77,240,000,000	5,571,939
	IDR	8.38%	03/15/24	10,806,000,000	814,922
	IDR	11.00%	09/15/25	86,142,000,000	7,255,801
	IDR	8.38%	09/15/26	61,800,000,000	4,710,110
	IDR	7.00%	05/15/27	29,350,000,000	2,078,383
	IDR	8.75%	05/15/31	11,100,000,000	851,793
	IDR	8.25%	06/15/32	68,688,000,000	5,043,583
	IDR	6.63%	05/15/33	93,870,000,000	6,025,738
	IDR	8.38%	03/15/34	81,000,000,000	6,018,191
	IDR	8.25%	05/15/36	9,650,000,000	705,212
	IDR	7.50%	05/15/38	48,800,000,000	3,328,162
	IDR	8.38%	04/15/39	39,100,000,000	2,898,264
					45,302,098

Malaysia - 3.92%
Malaysia	MYR	3.50%	05/31/27	10,442,000	2,600,343
Malaysia Government:
	MYR	3.62%	11/30/21	7,490,000	1,808,173
	MYR	3.96%	09/15/25	3,450,000	871,708
	MYR	3.91%	07/15/26	5,470,000	1,384,695
	MYR	3.90%	11/16/27	3,263,000	833,362
	MYR	3.73%	06/15/28	2,350,000	595,445
	MYR	3.89%	08/15/29	20,530,000	5,299,321
	MYR	4.50%	04/15/30	5,180,000	1,393,009
					14,786,056

Mexico - 6.54%
Mexican Bonos:
	MXN	5.75%	03/05/26	199,700,000	9,731,288
	MXN	7.75%	05/29/31	8,455,000	464,165
	MXN	7.75%	11/23/34	49,686,000	2,752,344
	MXN	10.00%	11/20/36	47,726,000	3,186,524
	MXN	7.75%	11/13/42	154,030,000	8,500,582
					24,634,903

Peru - 4.23%
Republic of Peru:
	PEN	5.94%	02/12/29	5,800,000	1,916,246	(2)
	PEN	6.15%	08/12/32	34,320,000	11,442,140	(2)
	PEN	5.40%	08/12/34	8,376,000	2,585,947	(2)
					15,944,333

Poland - 4.77%
Republic of Poland:
	PLN	4.00%	10/25/23	2,260,000	627,897
	PLN	3.25%	07/25/25	18,100,000	5,008,889
	PLN	2.50%	07/25/26	1,850,000	495,946
	PLN	2.50%	07/25/27	14,100,000	3,793,052

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Poland (continued)
Republic of Poland: (continued)
	PLN	2.75%	04/25/28	29,303,000	$8,036,480
					17,962,264

Romania - 1.21%
Romania Government Bond	RON	5.00%	02/12/29	18,530,000	4,562,613

Russia - 11.20%
Russian Federation:
	RUB	7.60%	04/14/21	356,890,000	5,455,015
	RUB	7.40%	12/07/22	487,130,000	7,598,598
	RUB	7.00%	08/16/23	173,000,000	2,682,012
	RUB	7.95%	10/07/26	150,320,000	2,462,993
	RUB	8.50%	09/17/31	1,051,630,000	18,289,563
	RUB	7.70%	03/23/33	278,000,000	4,579,548
	RUB	7.70%	03/16/39	66,900,000	1,120,063
					42,187,792

South Africa - 9.12%
Republic of South Africa:
	ZAR	10.50%	12/21/26	134,400,000	9,643,861
	ZAR	7.00%	02/28/31	81,420,000	4,387,948
	ZAR	8.88%	02/28/35	37,130,000	2,187,187
	ZAR	6.25%	03/31/36	381,600,000	17,233,274
	ZAR	6.50%	02/28/41	20,680,000	906,450
					34,358,720

Thailand - 4.90%
Thailand Government:
	THB	3.85%	12/12/25	105,670,000	3,898,546
	THB	2.88%	12/17/28	125,130,000	4,567,758
	THB	3.78%	06/25/32	156,800,000	6,394,246
	THB	4.68%	06/29/44	70,720,000	3,618,941
					18,479,491

Turkey - 3.20%
Inter-American Development Bank	TRY	25.00%	09/28/20	5,100,000	845,761
Republic of Turkey:
	TRY	10.70%	08/17/22	13,050,000	2,015,909
	TRY	12.20%	01/18/23	19,300,000	3,057,319
	TRY	10.40%	03/20/24	14,156,600	2,109,591
	TRY	11.00%	02/24/27	27,310,000	4,036,813
					12,065,393

Uruguay - 0.21%
Republic of Uruguay	UYU	8.50%	03/15/28	34,090,000	800,561	(2)

TOTAL SOVEREIGN DEBT OBLIGATIONS					318,530,189
(Cost $341,623,979)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 5.59%
Brazil - 1.22%
Swiss Insured Brazil Power Finance Sarl	BRL	9.85%	07/16/32	17,535,000	$4,614,706	(2)

Kazakhstan - 0.18%
Development Bank of Kazakhstan JSC	KZT	8.95%	05/04/23	266,250,000	664,116	(2)

Mexico - 4.19%
America Movil SAB de CV	MXN	6.45%	12/05/22	207,500,000	10,308,189
Petroleos Mexicanos	MXN	7.47%	11/12/26	121,300,000	5,479,969
					15,788,158

TOTAL CORPORATE BONDS					21,066,980
(Cost $22,147,302)

SHORT TERM INVESTMENTS - 0.40%
Money Market Fund - 0.40%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	1.71%	N/A	1,512,767	1,512,767

TOTAL SHORT TERM INVESTMENTS					1,512,767
(Cost $1,512,767)

Total Investments - 90.52%					341,109,936
(Cost $365,284,048)
Other Assets In Excess of Liabilities - 9.48%					35,709,024

Net Assets - 100.00%					$376,818,960

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
CLP	-	Chilean Peso
CNY	-	Chinese Yuan
COP	-	Columbian Peso
CZK	-	Czech Republic Koruna
EGP	-	Egyptian Pound
EUR	-	Euro Currency
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
KZT	-	Kazakhstan Tenge
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RON	-	Romanian Leu
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguayan Peso
ZAR	-	South African Rand

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $25,416,555, which represents approximately 6.75% of net assets as of February 29, 2020.
(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 29, 2020, the aggregate fair value of those securities was $5,947,518, which represents approximately 1.58% of net assets.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at February 29, 2020	Fund Delivering	U.S. $ Value at February 29, 2020	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	03/03/20	USD	3,331,069	BRL	3,289,430	$41,639
Citigroup Global Markets	03/06/20	COP	2,424,887	USD	2,405,351	19,536
Citigroup Global Markets	03/20/20	USD	4,071,175	COP	3,819,855	251,320
Citigroup Global Markets	03/27/20	HUF	632,953	USD	622,739	10,214
Citigroup Global Markets	05/15/20	USD	1,042,318	IDR	1,034,280	8,038
Citigroup Global Markets	04/30/20	USD	5,578,718	MXN	5,389,823	188,895
Citigroup Global Markets	04/21/20	USD	2,844,085	PEN	2,785,624	58,461
Citigroup Global Markets	04/20/20	THB	945,754	USD	944,592	1,162
Goldman Sachs & Co.	03/27/20	HUF	5,240,271	USD	5,164,539	75,732
Goldman Sachs & Co.	05/15/20	USD	1,501,543	IDR	1,490,898	10,645
Goldman Sachs & Co.	03/06/20	MXN	2,550,267	USD	2,539,069	11,198
Goldman Sachs & Co.	04/30/20	USD	230,118	MXN	222,414	7,704
Goldman Sachs & Co.	04/21/20	USD	1,006,366	PEN	985,593	20,773
Goldman Sachs & Co.	03/30/20	USD	6,318,135	RUB	5,949,654	368,481
Goldman Sachs & Co.	03/13/20	USD	4,931,322	ZAR	4,770,123	161,199
J.P. Morgan Chase & Co.	03/03/20	USD	4,542,509	BRL	4,474,159	68,350
J.P. Morgan Chase & Co.	03/06/20	USD	4,809,557	CZK	4,777,729	31,828
J.P. Morgan Chase & Co.	03/27/20	HUF	4,999,258	USD	4,928,482	70,776
J.P. Morgan Chase & Co.	03/20/20	USD	6,616,767	IDR	6,342,848	273,919
J.P. Morgan Chase & Co.	05/15/20	USD	1,131,694	IDR	1,122,966	8,728
J.P. Morgan Chase & Co.	03/06/20	MXN	5,018,202	USD	4,995,498	22,704
J.P. Morgan Chase & Co.	04/30/20	USD	1,877,494	MXN	1,813,677	63,817
J.P. Morgan Chase & Co.	03/10/20	PLN	16,816,172	USD	16,708,046	108,126
						$1,883,245

Citigroup Global Markets	03/03/20	BRL	3,289,430	USD	3,482,639	$(193,209)
Citigroup Global Markets	04/02/20	BRL	3,282,933	USD	3,325,271	(42,338)
Citigroup Global Markets	03/27/20	CLP	1,875,051	USD	1,889,109	(14,058)
Citigroup Global Markets	03/06/20	CZK	4,473,032	USD	4,522,228	(49,196)
Citigroup Global Markets	04/20/20	THB	1,483,612	USD	1,495,356	(11,744)
Goldman Sachs & Co.	03/06/20	CZK	2,609,375	USD	2,639,787	(30,412)
Goldman Sachs & Co.	04/20/20	THB	2,162,642	USD	2,179,936	(17,294)
J.P. Morgan Chase & Co.	03/03/20	BRL	4,474,161	USD	4,755,826	(281,665)
J.P. Morgan Chase & Co.	04/02/20	BRL	4,157,786	USD	4,212,359	(54,573)
J.P. Morgan Chase & Co.	03/06/20	CZK	5,128,804	USD	5,185,621	(56,817)
J.P. Morgan Chase & Co.	04/20/20	THB	2,468,224	USD	2,487,763	(19,539)
J.P. Morgan Chase & Co.	03/27/20	USD	753,081	HUF	757,647	(4,566)
						$(775,411)

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Corporate Debt Fund		Statement of Investments
	February 29, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 95.85%
Argentina - 4.26%
MSU Energy SA	USD	6.88%	02/01/25	36,000	$22,573	(1)
Pampa Energia SA	USD	7.50%	01/24/27	48,000	39,512	(1)
Transportadora de Gas del Sur SA	USD	6.75%	05/02/25	56,000	48,860	(1)
YPF SA:
	USD	8.50%	07/28/25	109,000	92,756	(1)
	USD	6.95%	07/21/27	115,000	93,401	(2)
					297,102

Brazil - 14.69%
Adecoagro SA	USD	6.00%	09/21/27	74,000	74,382	(1)
Banco do Brasil SA	USD	9.00%	Perpetual	20,000	22,228	(1)(3)(4)
BRF GmbH	USD	4.35%	09/29/26	81,000	82,239	(1)
CSN Resources SA	USD	7.63%	04/17/26	105,000	104,541	(1)
Gol Finance SA	USD	7.00%	01/31/25	137,000	128,309	(1)
Itau Unibanco Holding SA	USD	6.13%	Perpetual	76,000	77,998	(1)(3)(4)
JSL Europe SA	USD	7.75%	07/26/24	36,000	38,322	(1)
Klabin Austria GmbH	USD	7.00%	04/03/49	87,000	98,310	(1)
Minerva Luxembourg SA	USD	6.50%	09/20/26	122,000	125,970	(1)
MV24 Capital BV	USD	6.75%	06/01/34	125,230	130,435	(1)
NBM US Holdings, Inc.	USD	7.00%	05/14/26	15,000	15,738	(1)
Petrobras Global Finance BV:
	USD	5.75%	02/01/29	16,000	18,173
	USD	6.90%	03/19/49	36,000	43,222
Usiminas International Sarl	USD	5.88%	07/18/26	66,000	66,000	(1)
					1,025,867

Chile - 8.21%
Celulosa Arauco y Constitucion SA	USD	5.50%	04/30/49	97,000	104,568	(1)
Colbun SA	USD	4.50%	07/10/24	64,000	69,370	(1)
Empresa Electrica Angamos SA	USD	4.88%	05/25/29	30,562	32,047	(1)
Empresa Nacional de Telecomunicaciones SA:
	USD	4.88%	10/30/24	75,000	79,114	(1)
	USD	4.75%	08/01/26	11,000	11,839	(1)
Geopark, Ltd.:
	USD	6.50%	09/21/24	165,000	166,238	(1)
	USD	5.50%	01/17/27	117,000	110,272	(1)
					573,448

China - 4.24%
Bank of China, Ltd.	USD	5.00%	11/13/24	46,000	51,010	(2)
Golden Eagle Retail Group, Ltd.	USD	4.63%	05/21/23	46,000	44,419	(2)
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	200,000	200,562
					295,991

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Colombia - 6.29%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	39,000	$43,680	(1)
Bancolombia SA	USD	4.88%	10/18/27	28,000	28,696	(3)
Ecopetrol SA:
	USD	5.38%	06/26/26	39,000	43,875
	USD	7.38%	09/18/43	43,000	58,708
Empresas Publicas de Medellin ESP	USD	4.25%	07/18/29	33,000	34,588	(1)
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	220,000	197,459	(1)
Millicom International Cellular SA	USD	5.13%	01/15/28	31,000	32,066	(1)
					439,072

Ghana - 0.53%
Tullow Oil PLC	USD	7.00%	03/01/25	53,000	37,009	(1)

Guatemala - 1.23%
Comcel Trust via Comunicaciones Celulares SA	USD	6.88%	02/06/24	19,000	19,475	(1)
Energuate Trust	USD	5.88%	05/03/27	63,000	66,426	(1)
					85,901

Hong Kong - 4.70%
CK Hutchison Capital Securities 17, Ltd.	USD	4.00%	Perpetual	120,000	121,875	(1)(3)(4)
ESR Cayman, Ltd.	USD	7.88%	04/04/22	200,000	206,594
					328,469

India - 3.80%
Bharti Airtel, Ltd.	USD	4.38%	06/10/25	48,000	50,730	(2)
Greenko Dutch BV	USD	5.25%	07/24/24	43,000	43,396	(1)
Network i2i, Ltd.	USD	5Y US TI + 4.28%	Perpetual	111,000	110,792	(1)(3)(4)
Vedanta Resources Finance II PLC	USD	9.25%	04/23/26	30,000	27,292	(1)
Vedanta Resources, Ltd.:
	USD	6.38%	07/30/22	17,000	15,791	(1)
	USD	6.13%	08/09/24	21,000	17,522	(1)
					265,523

Indonesia - 3.01%
Indo Energy Finance II BV	USD	6.38%	01/24/23	43,890	42,674	(2)
Minejesa Capital BV	USD	4.63%	08/10/30	140,000	146,681	(1)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.)	USD	6.50% Cash + 1.00% PIK	12/11/22	26,101	20,761	(5)
					210,116

Israel - 2.36%
Altice Financing SA	USD	5.00%	01/15/28	132,000	130,020	(1)
Teva Pharmaceutical Finance Netherlands III BV	USD	3.15%	10/01/26	40,000	34,892
					164,912

Jamaica - 0.14%
Digicel, Ltd.	USD	6.75%	03/01/23	15,000	9,666	(2)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Kazakhstan - 0.26%
Nostrum Oil & Gas Finance BV	USD	7.00%	02/16/25	40,000	$18,237	(1)

Macau - 2.03%
Melco Resorts Finance, Ltd.	USD	4.88%	06/06/25	68,000	69,296	(1)
Sands China, Ltd.	USD	5.40%	08/08/28	18,000	20,726
Studio City Co., Ltd.	USD	7.25%	11/30/21	51,000	51,821	(1)
					141,843

Mexico - 11.47%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	135,000	128,419	(1)
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	189,000	195,379	(1)
Banco Mercantil del Norte SA/Grand Cayman	USD	6.75%	Perpetual	33,000	35,128	(1)(3)(4)
BBVA Bancomer SA	USD	6.75%	09/30/22	56,000	60,860	(1)
Cemex SAB de CV:
	USD	6.13%	05/05/25	56,000	57,041	(1)
	USD	7.75%	04/16/26	45,000	47,734	(1)
Cometa Energia SA de CV	USD	6.38%	04/24/35	126,944	147,572	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	27,065	30,587	(1)
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	50,000	51,219	(1)
Southern Copper Corp.	USD	6.75%	04/16/40	34,000	47,175
					801,114

Morocco - 0.33%
OCP SA	USD	5.63%	04/25/24	21,000	23,363	(1)

Nigeria - 1.99%
Access Bank PLC	USD	10.50%	10/19/21	22,000	24,324	(1)
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	83,000	89,432	(1)
United Bank for Africa PLC	USD	7.75%	06/08/22	24,000	25,440	(1)
					139,196

Panama - 0.96%
C&W Senior Financing DAC	USD	7.50%	10/15/26	62,000	66,805	(1)

Peru - 5.38%
Banco BBVA Peru SA	USD	5.00%	08/26/22	30,000	31,950	(1)
Banco de Credito del Peru/Panama	USD	3M US L + 7.04%%	04/24/27	31,000	33,210	(2)(3)
Inkia Energy, Ltd.	USD	5.88%	11/09/27	164,000	172,098	(1)
Kallpa Generacion SA:
	USD	4.88%	05/24/26	55,000	60,027	(1)
	USD	4.13%	08/16/27	74,000	78,082	(1)
					375,367

Qatar - 0.31%
Ooredoo International Finance, Ltd.	USD	3.88%	01/31/28	20,000	21,828	(1)

Russia - 0.47%
VTB Bank PJSC Via VTB Eurasia DAC	USD	9.50%	Perpetual	30,000	32,770	(1)(3)(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
South Africa - 2.27%
Eskom Holdings SOC, Ltd.:
	USD	5.75%	01/26/21	69,000	$69,241	(1)
	USD	6.75%	08/06/23	89,000	89,445	(1)
					158,686

South Korea - 3.78%
KT Corp.	USD	2.50%	07/18/26	150,000	155,039	(2)
Shinhan Bank Co., Ltd.	USD	3.88%	03/24/26	100,000	108,609	(2)
					263,648

Thailand - 1.78%
PTT Treasury Center Co., Ltd.	USD	4.50%	10/25/42	60,000	73,856	(1)
Thaioil Treasury Center Co., Ltd.	USD	4.88%	01/23/43	40,000	50,166	(2)
					124,022

Turkey - 3.33%
Turk Telekomunikasyon AS	USD	6.88%	02/28/25	98,000	103,466	(1)
Turkiye Is Bankasi AS	USD	5.00%	04/30/20	129,000	129,242	(1)
					232,708

Ukraine - 2.85%
DTEK Finance PLC	USD	10.75 PIK%	12/31/24	81,000	79,228	(5)
Metinvest BV:
	USD	7.75%	04/23/23	95,000	98,562	(1)
	USD	7.75%	10/17/29	21,000	21,289	(1)
					199,079

United Arab Emirates - 1.19%
DP World PLC	USD	4.70%	09/30/49	84,000	82,740	(1)

Vietnam - 1.04%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	70,000	72,669	(1)

Zambia - 2.95%
First Quantum Minerals, Ltd.:
	USD	6.50%	03/01/24	67,000	63,152	(1)
	USD	7.50%	04/01/25	65,000	61,990	(1)
	USD	6.88%	03/01/26	84,000	80,522	(1)
					205,664

TOTAL CORPORATE BONDS					6,692,815
(Cost $6,483,092)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 20.91%
Money Market Fund - 20.91%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	1.71%	N/A	1,459,577	$1,460,015

TOTAL SHORT TERM INVESTMENTS					1,460,015
(Cost $1,459,925)

Total Investments - 116.76%					8,152,830
(Cost $7,943,017)
Liabilities in Excess of Other Assets - (16.76)%					(1,170,074)

Net Assets - 100.00%					$6,982,756

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar
LIBOR	-	London Interbank Offering Rate

Libor Rates:

3M US L - 3 Month LIBOR as of February 29, 2020 was 1.46%

5Y US TI - 5 Year US Treasury Index as of February 29, 2020 was 0.89%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $5,251,279, which represents approximately 75.20% of net assets as of February 29, 2020.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 29, 2020, the aggregate fair value of those securities was $638,924, which represents approximately 9.15% of net assets.
(3)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 29, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(4)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(5)	Payment-in-kind securities.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Grade Fund		Statement of Investments
	February 29, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 11.81%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	25,000	$27,795	(1)
Aqua Finance Trust 2019-A, Series 2019-A	USD	3.14%	09/15/25	65,566	66,703	(1)
BX Commercial Mortgage Trust, Series 2019-IMC	USD	1M US L + 1.30%	04/15/21	75,000	75,056	(1)(2)
Citigroup Commercial Mortgage Trust, Series 2019-SST2	USD	1M US L + 0.92%	02/15/22	50,000	50,003	(1)(2)
CLNY Trust 2019-IKPR, Series 2019-IKPR	USD	1M US L + 1.129%	11/15/21	50,000	49,776	(1)(2)
Drive Auto Receivables Trust, Series 2019-1	USD	3.78%	04/15/25	50,000	51,052
Fannie Mae Pool:
Series 2015	USD	12M US L + 1.594%	11/01/45	71,530	73,526	(2)(3)
Series 2016	USD	12M US L + 1.55%	09/01/46	124,824	129,499	(2)(3)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L + 0.30%	11/26/35	16,402	16,632	(1)(2)
Ford Credit Auto Owner Trust, Series 2018-1	USD	3.19%	01/15/25	25,000	26,867	(1)
Freddie Mac Non Gold Pool, Series 2012	USD	12M US L + 1.65%	12/01/42	42,431	43,811	(2)(3)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	54,266	55,489	(3)
Series 2016-SC01	USD	3.50%	07/25/46	73,488	75,892	(3)
Invitation Homes 2017-SFR2 Trust, Series 2017-SFR2	USD	1M US L + 0.85%	12/17/19	46,218	46,039	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9	USD	5.34%	05/15/47	76,967	76,663
MBRT 2019-MBR, Series 2019-MBR	USD	1M US L + 0.85%	11/25/21	75,000	74,926	(1)(2)
Morgan Stanley Capital I Trust 2019-NUGS, Series 2019-NUGS	USD	1M US L + 0.95%	12/15/21	50,000	50,009	(1)(2)
RBSSP Resecuritization Trust, Series 2012-6	USD	1M US L + 0.34%	11/26/35	11,093	11,126	(1)(2)
RSBO Resecuritization Trust, Series 2012-6	USD	1M US L + 0.33%	01/26/36	4,772	4,773	(1)(2)
TAL Advantage V LLC:
Series 2013-2A	USD	3.55%	11/20/23	37,500	37,876	(1)
Series 2014-1A	USD	3.51%	02/20/24	20,000	20,214	(1)
Towd Point Mortgage Trust, Series 2016-5	USD	2.50%	10/25/56	23,624	23,996	(1)(2)
VOLT LXXX LLC, Series 2019-NPL6	USD	3.23%	10/25/49	66,734	67,105	(1)(4)
VOLT LXXXIV LLC, Series 2019-NP10	USD	3.43%	11/25/22	200,000	201,617	(1)(4)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					1,356,445
(Cost $1,336,488)

CORPORATE BONDS - 41.39%
Automotive - 1.34%
Ford Motor Credit Co. LLC	USD	4.27%	01/09/27	50,000	49,655
General Motors Financial Co., Inc.	USD	4.35%	01/17/27	50,000	53,228
Hyundai Capital America:
	USD	3.00%	10/30/20	25,000	25,216	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Automotive (continued)
Hyundai Capital America (continued)
	USD	3.25%	09/20/22	25,000	$25,890	(1)
					153,989

Banking - 12.05%
Bank of America Corp.	USD	3M US L + 0.99%	02/13/31	150,000	152,511	(2)
Capital One Financial Corp.	USD	3.75%	03/09/27	75,000	81,994
Citigroup, Inc.	USD	4.40%	06/10/25	125,000	139,188
Credit Suisse Group AG	USD	3M US L + 1.24%	06/12/24	50,000	53,696	(1)(2)
Deutsche Bank AG	USD	3.70%	05/30/24	50,000	51,950
Fifth Third Bancorp	USD	3.65%	01/25/24	50,000	53,618
Goldman Sachs Group, Inc.	USD	3M US L + 0.99%	07/24/23	50,000	51,389	(2)
HSBC Holdings PLC	USD	3.95%	05/18/24	50,000	53,260	(2)
Intesa Sanpaolo SpA, Series XR	USD	4.00%	09/23/29	75,000	80,178	(1)
JPMorgan Chase & Co.	USD	3.63%	12/01/27	50,000	54,231
Key Bank NA	USD	3.90%	04/13/29	75,000	83,998
Mizuho Financial Group, Inc.	USD	3M US L + 0.84%	07/16/23	50,000	51,398	(2)
Royal Bank of Scotland Group PLC	USD	6.10%	06/10/23	50,000	55,344
Societe Generale SA	USD	2.63%	10/16/24	100,000	102,034	(1)
Standard Chartered PLC:
	USD	3M US L + 1.209%	01/30/26	50,000	50,996	(1)(2)
	USD	5.70%	03/26/44	25,000	32,591	(1)
State Street Corp.	USD	3.03%	11/01/34	50,000	53,350	(2)
Sumitomo Mitsui Financial Group, Inc.	USD	3.20%	09/17/29	25,000	26,582
Synchrony Financial	USD	3.70%	08/04/26	50,000	52,633
UBS Group AG	USD	3.49%	05/23/23	50,000	51,991	(1)
Wells Fargo & Co.	USD	3M US L + 1.00%	02/11/31	50,000	51,027	(2)
					1,383,959

Building Products - 0.51%
Vulcan Materials Co.	USD	4.50%	06/15/47	50,000	59,036

Chemicals - 1.02%
Huntsman International LLC	USD	4.50%	05/01/29	50,000	55,091
Nutrien, Ltd.	USD	5.00%	04/01/49	50,000	62,323
					117,414

Diversified Manufacturing - 0.45%
Carrier Global Corp.	USD	3.58%	04/05/50	50,000	51,417	(1)

Electric - 3.04%
Electricite de France SA	USD	4.50%	09/21/28	50,000	58,158	(1)
Enel Finance International NV	USD	4.63%	09/14/25	50,000	56,193	(1)
Entergy Texas, Inc.	USD	3.55%	09/30/49	50,000	56,175
Exelon Generation Co. LLC	USD	5.60%	06/15/42	50,000	59,738
FirstEnergy Corp., Series C	USD	4.85%	07/15/47	50,000	62,835
Xcel Energy, Inc.	USD	3.50%	12/01/49	50,000	55,221
					348,320

Exploration & Production - 1.33%
Apache Corp.	USD	5.10%	09/01/40	50,000	50,051
Concho Resources, Inc.	USD	3.75%	10/01/27	50,000	51,987

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Exploration & Production (continued)
Diamondback Energy, Inc.	USD	2.88%	12/01/24	50,000	$50,282
					152,320

Gas Distributors - 0.95%
Cheniere Corpus Christi Holdings LLC	USD	5.13%	06/30/27	50,000	54,385
Sempra Energy	USD	4.00%	02/01/48	50,000	55,430
					109,815

Gas Pipelines - 2.85%
Boardwalk Pipelines LP	USD	5.95%	06/01/26	50,000	57,754
CenterPoint Energy, Inc.	USD	4.25%	11/01/28	50,000	57,285
Dominion Energy, Inc.	USD	2.72%	08/15/21	50,000	50,813	(4)
Kinder Morgan Energy Partners LP	USD	5.50%	03/01/44	50,000	59,854
Sabine Pass Liquefaction LLC	USD	5.00%	03/15/27	50,000	55,222
Western Midstream Operating LP	USD	5.45%	04/01/44	50,000	47,221
					328,149

Health Insurance - 0.50%
UnitedHealth Group, Inc.	USD	3.88%	08/15/59	50,000	57,096

Healthcare - 1.01%
CVS Health Corp.:
	USD	4.30%	03/25/28	25,000	27,996
	USD	4.78%	03/25/38	25,000	29,519
HCA, Inc.	USD	5.25%	06/15/49	50,000	58,263
					115,778

Leisure - 0.44%
Royal Caribbean Cruises, Ltd.	USD	2.65%	11/28/20	50,000	50,107

Media Cable - 1.54%
Charter Communications Operating LLC / Charter Communications Operating Capital	USD	6.48%	10/23/45	50,000	64,393
Comcast Corp.	USD	3.97%	11/01/47	50,000	58,919
Cox Communications, Inc.	USD	3.35%	09/15/26	50,000	53,404	(1)
					176,716

Media Other - 1.14%
Fox Corp.	USD	5.58%	01/25/49	75,000	100,952	(1)
Interpublic Group of Cos., Inc.	USD	4.65%	10/01/28	25,000	29,851
					130,803

Metals/Mining/Steel - 0.79%
Anglo American Capital PLC	USD	4.00%	09/11/27	50,000	54,785	(1)
Newmont Corp.	USD	6.25%	10/01/39	25,000	35,762
					90,547

Non Captive Finance - 1.19%
Air Lease Corp.	USD	3.63%	12/01/27	75,000	79,222

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Non Captive Finance (continued)
GATX Corp.	USD	4.55%	11/07/28	50,000	$57,376
					136,598

Pharmaceuticals - 0.46%
AbbVie, Inc.	USD	2.95%	11/21/26	50,000	52,460	(1)

Real Estate Investment Trust (REITs) - 1.63%
American Homes 4 Rent LP	USD	4.25%	02/15/28	50,000	55,216
Prologis LP	USD	2.13%	04/15/27	25,000	25,324
SITE Centers Corp.	USD	4.25%	02/01/26	50,000	54,851
WEA Finance LLC	USD	2.88%	01/15/27	50,000	51,673	(1)
					187,064

Refining - 0.49%
Marathon Petroleum Corp.:
	USD	5.13%	12/15/26	25,000	29,406
	USD	3.80%	04/01/28	25,000	26,528
					55,934

Restaurants - 0.53%
McDonald's Corp.	USD	4.45%	03/01/47	50,000	60,648

Retail Food/Drug - 0.25%
Kroger Co.	USD	4.45%	02/01/47	25,000	28,376

Retail Non Food/Drug - 0.97%
AutoZone, Inc.	USD	3.75%	04/18/29	50,000	56,615
Dollar Tree, Inc.	USD	4.00%	05/15/25	50,000	54,981
					111,596

Services Other - 1.66%
Alibaba Group Holding, Ltd.	USD	4.00%	12/06/37	50,000	57,430
Amazon.com, Inc., Series WI	USD	3.88%	08/22/37	50,000	60,172
Expedia Group, Inc.	USD	3.25%	02/15/30	75,000	73,451	(1)
					191,053

Technology - 2.57%
Broadcom, Inc.	USD	4.25%	04/15/26	50,000	54,301	(1)
Equinix, Inc.	USD	2.63%	11/18/24	50,000	51,451
Fiserv, Inc.	USD	3.20%	07/01/26	50,000	53,469
Microsoft Corp.	USD	3.45%	08/08/36	25,000	28,858
Tencent Holdings, Ltd.	USD	3.60%	01/19/28	50,000	54,002	(1)
Xilinx, Inc.	USD	2.95%	06/01/24	50,000	52,465
					294,546

Transportation Non Air/Rail - 0.46%
FedEx Corp.	USD	4.40%	01/15/47	50,000	53,043

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Wireless - 1.21%
Crown Castle International Corp.	USD	3.80%	02/15/28	50,000	$54,949
Vodafone Group PLC	USD	4.25%	09/17/50	75,000	83,333
					138,282

Wirelines - 1.01%
AT&T, Inc.	USD	4.35%	03/01/29	50,000	56,965
Verizon Communications, Inc.	USD	4.33%	09/21/28	50,000	58,733
					115,698

TOTAL CORPORATE BONDS					4,750,764
(Cost $4,366,156)

U.S. TREASURY BONDS/NOTES - 19.88%
U.S. Treasury Bonds:
	USD	2.75%	02/15/28	50,000	56,402
	USD	2.50%	02/15/46	225,000	263,966
U.S. Treasury Notes:
	USD	1.38%	09/30/20	400,000	400,289
	USD	2.00%	11/15/21	625,000	636,243
	USD	2.13%	05/15/25	325,000	344,449
	USD	2.00%	08/15/25	550,000	580,196

TOTAL U.S. TREASURY BONDS/NOTES					2,281,545
(Cost $2,171,509)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 24.23%
FNMA TBA:
	USD	3.00%	03/12/20	650,000	669,475	(3)
	USD	3.50%	03/12/20	900,000	934,699	(3)
	USD	4.00%	03/12/20	725,000	763,768	(3)
	USD	4.50%	03/12/20	50,000	53,367	(3)
	USD	2.50%	03/18/20	200,000	205,312	(3)
	USD	3.00%	03/18/20	150,000	155,379	(3)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,782,000
(Cost $2,760,710)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 2.67%
Money Market Mutual Funds - 2.67%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	1.71%	N/A	306,150	$306,242

TOTAL SHORT TERM INVESTMENTS					306,242
(Cost $306,166)

Total Investments - 99.98%					11,476,996
(Cost $10,941,029)
Other Assets in Excess of Liabilities - 0.02%					2,116

Net Assets - 100.00%					$11,479,112

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of February 29, 2020 was 1.52%

3M US L - 3 Month LIBOR as of February 29, 2020 was 1.46%

12M US L - 12 Month LIBOR as of February 29, 2020 was 1.38%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $1,933,901, which represents approximately 16.85% of net assets as of February 29, 2020.
(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 29, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(3)	Investment purchased on a delayed delivery basis.
(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 29, 2020.

See Notes to Quarterly Statement of Investments

Stone Harbor Strategic Income Fund	Statement of Investments
	February 29, 2020 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS - 96.29%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	196,417	$1,777,578	(1)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	706,898	7,012,432	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,289,671	10,020,745	(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,059,838	11,467,446	(1)
Stone Harbor Local Markets Fund	USD	N/A	195,640	1,696,197	(1)
				31,974,398

TOTAL OPEN-END FUNDS				31,974,398
(Cost $32,361,544)

SHORT TERM INVESTMENTS - 2.02%
Money Market Mutual Funds - 2.02%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	1.71%	669,049	669,250

TOTAL SHORT TERM INVESTMENTS				669,250
(Cost $669,114)

Total Investments - 98.31%				32,643,648
(Cost $33,030,658)
Other Assets In Excess of Liabilities - 1.69%				560,949

Net Assets - 100.00%				$33,204,597

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
MXN	-	Mexican Peso
SGD	-	Singapore Dollar
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at February 29, 2020	Fund Delivering	U.S. $ Value at February 29, 2020	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	03/10/20	EUR	242,978	USD	242,978	1,509
Citigroup Global Markets	03/25/20	USD	127,635	EUR	125,476	2,159
Citigroup Global Markets	03/06/20	USD	169,382	GBP	166,694	2,688
Citigroup Global Markets	03/25/20	USD	96,649	GBP	94,043	2,606
Citigroup Global Markets	03/06/20	JPY	162,135	USD	162,135	4,430
Goldman Sachs & Co.	03/06/20	USD	165,828	CAD	163,905	1,923
Goldman Sachs & Co.	03/10/20	USD	245,348	EUR	245,187	160
Goldman Sachs & Co.	03/13/20	USD	3,202	GBP	3,189	13
J.P. Morgan Chase & Co.	03/10/20	EUR	256,232	USD	256,232	608
J.P. Morgan Chase & Co.	03/13/20	EUR	331,398	GBP	326,323	5,075
						$21,171

Citigroup Global Markets	03/06/20	CAD	163,905	USD	165,735	(1,830)
Citigroup Global Markets	03/20/20	MXN	160,107	USD	168,908	(8,801)
Citigroup Global Markets	03/06/20	SGD	86,153	USD	86,288	(135)
Citigroup Global Markets	03/06/20	USD	503,305	JPY	506,434	(3,129)
Goldman Sachs & Co.	03/06/20	AUD	162,876	USD	167,294	(4,418)
Goldman Sachs & Co.	03/13/20	GBP	329,513	EUR	331,398	(1,885)
Goldman Sachs & Co.	03/06/20	SGD	251,280	USD	255,026	(3,746)
Goldman Sachs & Co.	03/10/20	USD	248,673	EUR	254,023	(5,350)
Goldman Sachs & Co.	03/26/20	USD	168,150	JPY	171,836	(3,686)
						$(32,980)

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Value and Unrealized Appreciation/(Depreciation)
Us Ultra Bond Cbt Jun20	Long	2	USD	6/19/20	$415,000	$19,180
						$19,180

Euro-Bond Future	Short	(3)	EUR	3/06/20	(532,380)	$(17,779)
US 10 Yr Note Future	Short	(112)	USD	6/19/20	(15,092,000)	(329,438)
						$(347,217)

***	The notional amount of each security is stated in the currency in which the security is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearing House	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at February 29, 2020(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
ITRX EUR XOVER S30 5Y(4)	Intercontinental Exchange	5.000%	EUR	12/20/2024	3.025%	800,000	$(76,202)	$111,841	$35,639
CDX.NA.IG.33(5)	Intercontinental Exchange	1.000%	USD	12/20/2024	0.664%	1,300,000	(20,195)	27,157	6,962
							$(96,397)	$138,998	$42,601

Reference Obligations	Clearing House	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at February 29, 2020(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
CDX.NA.EM.32(6)	Intercontinental Exchange	1.000%	USD	12/20/2024	2.483%	1,775,000	$115,902	$(120,700)	$(4,798)
							$115,902	$(120,700)	$(4,798)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms are utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on an index of 75 equally weighted CDS on the most liquid sub-investment grade European corporate entities.
(5)	Based on an index of 125 North American, equally weighted investment grade issuers that trade in the CDS market.
(6)	Based on an index of 14 sovereign issues domiciled in Latin America, Eastern Europe, the Middle East and Africa North, and Asia.

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Debt Allocation Fund	Statement of Investments
	February 29, 2020 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS - 99.68%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	1,473,848	$14,620,575	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,794,973	15,562,413	(1)
				30,182,988

TOTAL OPEN-END FUNDS				30,182,988
(Cost $27,339,196)

SHORT TERM INVESTMENTS - 0.04%
Money Market Mutual Funds - 0.04%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	1.71%	11,330	11,334

TOTAL SHORT TERM INVESTMENTS				11,334
(Cost $11,333)

Total Investments - 99.72%				30,194,322
(Cost $27,350,529)
Other Assets In Excess of Liabilities - 0.28%				83,584

Net Assets - 100.00%				$30,277,906

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar
EUR	-	Euro

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at February 29, 2020	Fund Delivering	U.S. $ Value at February 29, 2020	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	03/27/20	EUR	61,917	USD	60,942	$975
						$975

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Funds	Notes to Quarterly Statements of Investments
February 29, 2020 (Unaudited)

1. ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund will normally invest, either directly or through investment in the underlying funds (defined below), at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, and the Emerging Markets Debt Allocation Fund. The Emerging Markets Corporate Debt Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2. SIGNIFICANT ACCOUNTING POLICIES and risk disclosures

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter (“OTC”) market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the settlement price established by the securities or commodities exchange on which they are traded, except that S&P 500 futures contracts are priced at the last transaction price before 4:00 p.m. Eastern time (generally at approximately 3:59 p.m. Eastern time) on the commodities exchange on which they are traded. OTC traded options are priced by Markit and exchange traded options are valued by the securities or commodities exchange on which they are traded. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern Standard Time (“EST”). Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. EST.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2—	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3—	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of February 29, 2020:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$786,933,579	$–	$786,933,579
Corporate Bonds
Indonesia	–	24,488,966	48	24,489,014
Other	–	320,849,064	–	320,849,064
Credit Linked Notes
Iraq	–	–	9,316,687	9,316,687
Purchased Options	–	130,612	–	130,612
Short Term Investments	10,169,532	–	–	10,169,532
Total	$10,169,532	$1,132,402,221	$9,316,735	$1,151,888,488

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$2,207,047	$–	$2,207,047
Liabilities
Forward Foreign Currency Contracts	–	(280,293)	–	(280,293)
Total	$–	$1,926,754	$–	$1,926,754

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$63,950,348	$–	$63,950,348
Bank Loans	–	4,518,923	–	4,518,923
Common/Preferred Stocks	289	–	–	289
Warrants	–	–	34	34
Short Term Investments	492,222	–	–	492,222
Total	$492,511	$68,469,271	$34	$68,961,816

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$318,530,189	$–	$318,530,189
Corporate Bonds	–	21,066,980	–	21,066,980
Short Term Investments	1,512,767	–	–	1,512,767
Total	$1,512,767	$339,597,169	$–	$341,109,936

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$1,883,245	$–	$1,883,245
Liabilities
Forward Foreign Currency Contracts	–	(775,411)	–	(775,411)
Total	$–	$1,107,834	$–	$1,107,834

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$6,692,815	$–	$6,692,815
Short Term Investments	1,460,015	–	–	1,460,015
Total	$1,460,015	$6,692,815	$–	$8,152,830

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Investment Grade Fund
Asset Backed/Commercial Mortgage Backed Securities	$–	$1,356,445	$–	$1,356,445
Corporate Bonds	–	4,750,764	–	4,750,764
U.S. Treasury Bonds/Notes	–	2,281,545	–	2,281,545
U.S. Government Agency Mortgage Backed Securities	–	2,782,000	–	2,782,000
Short Term Investments	306,242	–	–	306,242
Total	$306,242	$11,170,754	$–	$11,476,996

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$31,974,398	$–	$–	$31,974,398
Short Term Investments	669,250	–	–	669,250
Total	$32,643,648	$–	$–	$32,643,648

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$21,171	$–	$21,171
Future Contracts	19,180	–	–	19,180
Credit Default Swap Contracts	–	42,601	–	42,601
Liabilities
Forward Foreign Currency Contracts	–	(32,980)	–	(32,980)
Credit Default Swap Contracts	–	(4,798)	–	(4,798)
Future Contracts	(347,217)	–	–	(347,217)
Total	$(328,037)	$25,994	$–	$(302,043)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$30,182,988	$–	$–	$30,182,988
Short Term Investments	11,334	–	–	11,334
Total	$30,194,322	$–	$–	$30,194,322

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$975	$–	$975
Total	$–	$975	$–	$975

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Stone Harbor Emerging Markets Debt

Asset Type	Balance as of May 31, 2019	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Deperciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of February 29, 2020	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at February 29, 2020
Corporate Bonds	48	-	-	-	-	-	-	-	$-	$48	$-
Credit Linked Notes	5,326,679	157,499	-	7,978	790,414	4,200,946	(1,166,829)	-	$-	$9,316,687	$790,414
	$5,326,727	$157,499	$-	$7,978	$790,414	$4,200,946	$(1,166,829)	$-	$-	$9,316,735	$790,414

Stone Harbor High Yield Bond Fund

Asset Type	Balance as of May 31, 2019	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Deperciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of February 29, 2020	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at February 29, 2020
Warrants	$33	$-	$-	$-	$1	$-	$-	$-	$-	$34	$1
	$33	$-	$-	$-	$1	$-	$-	$-	$-	$34	$1

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statements of Investments.

Line of Credit: On May 5, 2017, the Trust entered into a credit agreement (“Credit Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. During the period ended February 29, 2020, the Stone Harbor Local Markets Fund, when using the line of credit, borrowed an average amount of $15,391,667 at an average interest rate of 3.33%. The remaining Funds did not borrow under the Credit Agreement. Interest and commitment fees on funded and unfunded loans can be found in the Statements of Operations of the applicable Fund. The Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro-rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Debt Allocation Fund and the Strategic Income Fund. The Credit Agreement will expire on May 3, 2020.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related deliverables are reflected on the Statement of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. A Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the U.K.'s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Funds' performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis, except for any distributions paid by the Local Markets Fund and the Emerging Markets Debt Allocation Fund, which are declared and paid annually. Capital gain distributions, if any, are declared and paid at least annually. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended February 29, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts: Certain Funds engaged in currency transactions with counterparties during the period ended February 29, 2020, to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished..

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the period ended February 29, 2020, in accordance with their investment objectives. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the period ended February 29, 2020. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) and also reflected in the change in unrealized appreciation/(depreciation) on credit default swap contracts in the Statement of Operations. Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Changes in value for OTC swaps are reflected in the unrealized appreciation/(depreciation) of the position until a periodic payment is made by either party.

Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the swap is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. For centrally cleared swaps, these amounts are included in the deposits with brokers for swap contracts while OTC swaps are displayed as a swap premium paid/received. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended February 29, 2020, for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Certain Funds entered into interest rate swap agreements during the period ended February 29, 2020. Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Purchased Options: When the Funds purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

4. Affiliated Companies

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended February 29, 2020, were as follows:

Stone Harbor Strategic Income Fund
Security Name	Share Balance May 31, 2019	Purchases	Sales	Share Balance February 29, 2020	Market Value February 29, 2020	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Stone Harbor Emerging Markets Corporate Debt Fund	189,840	6,578	-	196,417	$1,777,578	$59,579	$43,612	$-
Stone Harbor Emerging Markets Debt Fund	680,469	26,429	-	706,898	7,012,432	262,084	129,384	-
Stone Harbor High Yield Bond Fund	1,237,356	52,315	-	1,289,671	10,020,745	414,524	(144,144)	-
Stone Harbor Investment Grade Fund	1,037,157	22,681	-	1,059,838	11,467,446	240,399	492,471	-
Stone Harbor Local Markets Fund	378,501	219	(183,080)	195,640	1,696,197	1,954	135,041	(7,870)
	3,523,323	68,046	(183,080)	3,448,464	$31,974,398	$978,540	$656,364	$(7,870)

Stone Harbor Debt Allocation Fund
Security Name	Share Balance as of May 31, 2019	Purchases	Sales	Share Balance as of February 29, 2020	Market Value as of February 29, 2020	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Stone Harbor Local Markets Fund	1,709,629	189,092	(103,749)	1,794,973	$15,562,413	$16,529	$548,000	$31,919
Stone Harbor Emerging Markets Debt Fund	1,443,218	169,092	(138,462)	1,473,848	14,620,575	539,428	264,128	12,639
	3,152,847	358,185	(242,211)	3,268,821	$30,182,988	$555,957	$812,128	$44,558